VANGUARD(R) FLORIDA
INSURED LONG-TERM
TAX-EXEMPT FUND

ANNUAL REPORT
NOVEMBER 30, 1999


[A MEMBER OF
THE VANGUARD GROUP LOGO]

[PHOTO OF JOHN C. BOGLE]

DEAR SHAREHOLDERS:
Two roads diverged in a wood, and I--I took the one less traveled by, and that has made all the difference.

I can think of no better words than those of Robert Frost to begin this special letter to our shareholders, who have placed such extraordinary trust in me and in Vanguard over the past quarter century. When the firm was founded 25 years ago, we deliberately took a new road to managing a mutual fund enterprise. Instead of having the funds controlled by an outside management company with its own financial interests, the Vanguard funds--there were only 11 of them then--would be controlled by their own shareholders and operate solely in their financial interests. The outcome of our unprecedented decision was by no means certain. We described it then as "The Vanguard Experiment."
     Well, I guess it's fair to say it's an experiment no more. During the past 25 years, the assets we hold in stewardship for investors have grown from $1 billion to more than $500 billion, and I believe that our reputation for integrity, fair-dealing, and sound investment principles is second to none in this industry. Our staggering growth--which I never sought--has come in important part as a result of the simple investment ideas and basic human values that are the foundation of my personal philosophy. I have every confidence that they will long endure at Vanguard, for they are the right ideas and right values, unshakable and eternal.
     While Emerson believed that "an institution is the lengthened shadow of one man," Vanguard today is far greater than any individual. The Vanguard crew has splendidly implemented and enthusiastically supported our founding ideas and values, and deserves the credit for a vital role in forging our success over the years. It is a dedicated crew of fine human beings, working together in an organization that is well prepared to press on regardless long after I am gone. Creating and leading this enterprise has been an exhilarating run. Through it all, I've taken the kudos and the blows alike, enjoying every moment to the fullest, and even getting a second chance at life with a heart transplant three years ago. What more could a man ask?
     While I shall no longer be serving on the Vanguard Board, I want to assure you that I will remain vigorous and active in a newly created Vanguard unit, researching the financial markets, writing, and speaking. I'll continue to focus whatever intellectual power and ethical strength I possess on my mission to assure that mutual fund investors everywhere receive a fair shake. In the spirit of Robert Frost:

     But I have promises to keep, and miles to go before I sleep, and miles to go before I sleep.

     You have given me your loyalty and friendship over these long years, and I deeply appreciate your thousands of letters of support. For my part, I will continue to keep an eagle eye on your interests, for you deserve no less. May God bless you all, always.

/S/
JCB
--------------------------------------------
CONTENTS
Report From The Chairman .................1
The Markets In Perspective ...............5
Report From The Adviser ..................7
Performance Summary ......................9
Fund Profile ............................10
Financial Statements ....................12
Report Of Independent Accountants........21
--------------------------------------------

[PHOTO OF JOHN J. BRENNAN]

REPORT FROM THE CHAIRMAN

Concerns about higher inflation took hold of the bond market during the early months of Vanguard Florida Insured Long-Term Tax-Exempt Fund's 1999 fiscal year and never loosened their grip. The resulting decline in prices made the 12 months ended November 30 a difficult period for fixed-income investors. Our fund registered a total return of -1.9%, which was two percentage points better than that of its average peer, but a bit behind that of its unmanaged benchmark index.

--------------------------------------------------------------------------------
                                                    TOTAL RETURNS
                                                  FISCAL YEAR ENDED
                                                  NOVEMBER 30, 1999
--------------------------------------------------------------------------------
Vanguard Florida Insured
  Long-Term Tax-Exempt Fund                             -1.9%
--------------------------------------------------------------------------------
Average Florida Insured
  Municipal Debt Fund*                                  -3.9%
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.


     The table at right presents the fund's 12-month return along with that of our average mutual fund competitor. The total return (capital change plus reinvested dividends) of our fund is based on a decrease in net asset value from $11.54 per share on November 30, 1998, to $10.70 per share on November 30, 1999, and is adjusted for dividends totaling $0.543 per share paid from net investment income and a distribution of $0.091 per share paid from net realized capital gains. At the end of the fiscal year, the fund's yield was 5.14%, up from 4.33% a year earlier.
     For Florida residents, income earned by our fund is exempt from federal income tax and the Florida intangible personal property tax, but may be subject to local taxes and to the alternative minimum tax.

FINANCIAL MARKETS IN REVIEW

The 12 months ended November 30 featured plenty of positive economic news, as well as a good deal of apprehension over how long the good times can last without touching off higher inflation. The U.S. economy expanded at an inflation-adjusted rate of 4.3% from the third quarter of 1998 to the third quarter of 1999, the nation's unemployment rate hovered near record-low levels, and inflation barely stirred.
     However, the nagging concern that inflation would soon accelerate resulted in a steady rise in interest rates during the fiscal year. The rate increase merely restrained the stock market, which managed an impressive advance, but dealt a heavy blow to bond prices, which suffered their worst year since 1994. The Federal Reserve Board went along with the uptrend in interest rates, hiking its target for short-term interest rates by 25 basis points on three separate occasions in an attempt to head off inflation it believes could result from strong growth and tight labor markets.
     Technology companies propelled the U.S. stock market higher, and the Standard & Poor's 500 Index, which is dominated by large-capitalization stocks, returned 20.9%--the index's fifth straight year of returns higher than 20%. The broad market, as represented by the Wilshire 5000 Total Market Index, advanced an even higher 22.4%, but a large portion of the gain was concentrated in a relatively small number of stocks. Many value-oriented stocks were left far behind.
     The yield of the 30-year U.S. Treasury bond ended the fiscal year at 6.29%, up 123 basis points (1.23 percentage points) from its starting point of 5.06% on November 30, 1998. The yield of 3-month U.S. Treasury bills climbed to 5.30% on balance, from 4.48%.

Yields of high-quality, long-term municipal bonds climbed nearly a full percentage point, from 4.89% when the period began to 5.87% on November 30, 1999.
     The Lehman Brothers 10 Year Municipal Bond Index, a good measure of the long-term municipal market, recorded a return of -0.4% during our fiscal year. Long-term bonds suffer more when interest rates are rising, just as they benefit more from a decline in interest rates.
     Municipal bonds performed well early in the 1999 fiscal year as new issuance dropped off from 1998's near-record levels and yields remained high relative to Treasuries. But their relative performance faltered later in the period because many investors were attracted to corporate bonds.
     At the end of the fiscal year, the spread between yields of long-term Treasuries and long-term munis stood at just 42 basis points (0.42 percentage point). This is an extremely narrow gap, given that the income from Treasuries is subject to federal income taxes, while income from a state-specific municipal bond fund is fully exempt from federal taxes. On November 30, the yield of a top-quality, long-term municipal bond was equal to about 93% of the yield of the 30-year U.S. Treasury bond. Historically, the ratio has been about 84%.


FISCAL 1999 PERFORMANCE OVERVIEW

The -1.9% return of Vanguard Florida Insured Long-Term Tax-Exempt Fund was a full 2 percentage points better than the -3.9% return of the average Florida municipal bond fund, which has lower average credit quality than our fund but a similar average maturity. Our return, however, was 0.8 percentage point behind the -1.1% return of the unmanaged Lehman Municipal Bond Index. Though our fund earned an income return of 4.6%, a price decline of -6.5% engendered by the rise in interest rates pulled our total return into negative territory for the year. (The Performance Summary on page 9 presents a breakdown of the fund's returns into their income and capital components dating to the fund's inception.) Our performance advantage over our average peer was due in part to our lower costs. The Lehman index, which includes municipal bonds from across the country, is a notoriously tough competitor because it does not incur the "real world" operating expenses and transaction costs that all mutual funds must bear. The index also has a slightly lower average duration than your fund, making it slightly less sensitive to interest rate changes--an advantage during fiscal 1999.
     Though the rise in interest rates during the past 12 months was to blame for the poor bond returns, a slide in rates just one year ago provided a boost to bond prices and returns. The simple lesson is that interest rates rise and fall, sometimes gradually and sometimes sharply. All bond investors should know that over long periods, the ups and downs in rates tend to offset each other, leaving a bond fund's interest income as the chief source of return. And considering that interest paid on munis today is considerably higher than a year ago, it would seem that tax-exempt securities have become more attractive. At a yield of about 5.1% compounded annually, money doubles in a little more than 14 years, or more than two years sooner than at 4.3%.

THE MUNICIPAL BOND TAX ADVANTAGE

For Florida residents, the income earned by our fund is exempt from federal income tax, the Florida intangible personal property tax, and in most cases, local taxes. At current yields, investors in long-term municipal bonds who are taxed at the highest marginal tax rate (39.6%) can earn an astounding 55% more after-tax income than they could in comparable long-term U.S. Treasury bonds. For Florida taxpayers subject to the highest tax rates, a yield of 5.9% on a tax-exempt long-term bond is the equivalent of a 9.8% taxable yield.

     This remarkable advantage is illustrated in the table below, which compares the annual net income earned on U.S. Treasury and tax-exempt securities as of November 30, 1999, assuming a $100,000 investment.

--------------------------------------------------------------------------------
                                        ILLUSTRATION OF INCOME FROM A
                                       HYPOTHETICAL $100,000 INVESTMENT
--------------------------------------------------------------------------------
Taxable gross income                               $6,300
Less taxes (39.6%)                                 (2,500)
Net after-tax income                                3,800
--------------------------------------------------------------------------------
Tax-exempt income                                  $5,900
--------------------------------------------------------------------------------
Tax-exempt income advantage                        $2,100
Percentage advantage                                   55%
--------------------------------------------------------------------------------
This illustration assumes current yields (as of November 30, 1999) of 6.3% for long-term U.S. Treasury bonds and 5.9% for long-term municipals. The tax adjustment assumes a typical itemized tax return based on a federal tax rate of 39.6%. Income from U.S. Treasuries is not subject to state taxes; local taxes are not considered. The illustration is not intended to represent future results.

     There is an important distinction between state-specific municipal bond funds and U.S. Treasury bonds. Treasury securities are backed by the full faith and credit of the U.S. government and therefore have unmatched credit quality. Also, municipal bond funds that confine their investments to a single state lack the diversification that comes from spreading investments among various states, which may be subject to different economic conditions and different risks. Private insurance on the bonds in the Florida Insured Long-Term Tax-Exempt Fund, however, helps to reduce these additional credit risks. Though the insurance does not provide protection against fluctuations in the fund's value, it guarantees full payment of interest and principal for our bond holdings.

LONG-TERM PERFORMANCE OVERVIEW

An annual review of any mutual fund should be accompanied by an examination of the fund's longer-term record. The table below compares the performance of our fund since its September 1, 1992, inception with that of its average peer mutual fund. It also presents the current value of a hypothetical $10,000 investment made at our fund's inception. As you can see, the Florida Insured Long-Term Tax-Exempt Fund has established a fine record versus its competition during a life span of more than seven years. Our advantage over this period has amounted to $1,177, or about 12% of the original investment.

------------------------------------------------------------------------------------------------------------
                                                                 TOTAL RETURNS
                                                      SEPTEMBER 1, 1992, TO NOVEMBER 30, 1999
                                                ------------------------------------------------------------
                                                       AVERAGE                      FINAL VALUE OF
                                                       ANNUAL                         A $10,000
                                                       RETURN                    INITIAL INVESTMENT*
                                                ----------------------   -----------------------------------
                                                             AVERAGE                   AVERAGE
                                               VANGUARD    COMPETING       VANGUARD   COMPETING     VANGUARD
                                                 FUND         FUND           FUND        FUND      ADVANTAGE
------------------------------------------------------------------------------------------------------------
Florida Insured Long-Term Tax-Exempt Fund         6.4%        5.3%         $15,668     $14,491       $1,177
------------------------------------------------------------------------------------------------------------

*Assuming reinvestment of all income dividends and capital gains distributions.

     A large part of our performance edge versus competitors over the period can be explained by the same factor that explained our outperformance during the 1999 fiscal year: cost. Our fund has an expense ratio (annual expenses as a percentage of average net assets) of 0.18%, a fraction of the 1.03% charged by the average long-term Florida municipal bond fund. Because fund operating costs are deducted directly from the income earned by a bond fund, our fund has a significant edge in its quest to provide

IN SUMMARY

returns that are superior to those of similar funds. The combination of our cost advantage and skillful management by Vanguard's Fixed Income Group has benefited our shareholders since the fund's inception in 1992, and we expect it to continue to do so in the future.

During a period when the stock market seems invulnerable, it's easy to overlook the merits of bonds. However, bond funds must not be judged by how well their returns stack up against those of stock funds in a particular period, but by what they can add to a balanced investment program, namely, current income and relative stability. Vanguard Florida Insured Long-Term Tax-Exempt Fund can provide a high level of after-tax income, particularly for those in high income tax brackets, and especially compared with the income available from the stock market, whose average dividend yield is less than 1.5%. And because the performance of bonds often differs from that of equities, a commitment to bonds is a useful diversifier that can help smooth the sometimes-volatile returns of stocks.
     We advise investors to hold balanced portfolios of stock funds, bond funds, and short-term reserves in proportions suitable to their own investment goals, time horizon, and tolerance for risk. Once you have such a plan in place, we advise you to stick with it through good times and bad.



/S/ John J. Brennan
John J. Brennan
Chairman and Chief Executive Officer

December 27, 1999



================================================================================
A NOTE OF THANKS TO OUR FOUNDER
================================================================================
As you may have read on the inside cover of our report, our founder, John C. Bogle, is retiring December 31, 1999, as Senior Chairman of our Board after nearly 25 years of devoted service to Vanguard and our shareholders. Vanguard investors have Jack to thank for creating a truly mutual mutual fund company that operates solely in the interest of its fund shareholders. And mutual fund investors everywhere have benefited from his energetic efforts to improve this industry. Finally, on a personal note, I am forever grateful to Jack for giving me the opportunity to join this great company in 1982.

THE MARKETS IN PERSPECTIVE
YEAR ENDED NOVEMBER 30, 1999

Strong economic expansion sent global stock markets charging higher but dealt a blow to bond prices during the fiscal year ended November 30, 1999. The powerhouse U.S. economy led the global growth parade, joined by Asian, European, and Latin American economies that had slumped or stagnated in 1998.
     Interest rates rose sharply as investors and monetary policymakers grew increasingly worried that such strong economic growth would cause inflation to surge. Although the rise in rates caused bond prices to fall, it only tempered the stock market's advance.

U.S. STOCK MARKETS

Against the backdrop of a booming economy, U.S. companies reported solid increases in earnings during the fiscal year. The nation's economic output increased at an inflation-adjusted rate of 4.3%--a very rapid pace for such a large, mature economy. Consumer spending, which accounts for roughly two-thirds of economic activity, powered the expansion. Americans spent freely, encouraged by rising wealth from a long bull market, a hot job market, and climbing incomes.

--------------------------------------------------------------------------------
                                                  AVERAGE ANNUAL RETURNS
                                             PERIODS ENDED NOVEMBER 30, 1999
--------------------------------------------------------------------------------
                                             1 YEAR      3 YEARS     5 YEARS
--------------------------------------------------------------------------------
STOCKS
S&P 500 Index                                  20.9%        24.3%       27.5%
Russell 2000 Index                             15.7         10.1        14.8
Wilshire 5000 Index                            22.4         22.6        25.6
MSCI EAFE Index                                21.4         12.3        11.4
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                     0.0%         5.6%        8.0%
Lehman 10 Year Municipal Bond Index            -0.4          4.8         7.6
Salomon Smith Barney 3-Month
    U.S. Treasury Bill Index                    4.7          5.0         5.2
--------------------------------------------------------------------------------
OTHER
Consumer Price Index                            2.6%         2.0%        2.4%
--------------------------------------------------------------------------------

     The stock market, as measured by the Wilshire 5000 Index, gained 22.4% overall. For a change, mid-capitalization and small-cap stocks outpaced their large-cap brethren. The large-cap S&P 500 Index, which accounts for more than 75% of the U.S. stock market's total value, gained 20.9% during the year; the rest of the market (as measured by the Wilshire 4500 Index) gained 29.0%.
     Increasingly optimistic expectations for future corporate earnings more than offset the negative effects of rising interest rates during fiscal 1999. Higher rates often hurt stock prices because many investors use current rates to discount the value of a stock's projected earnings and dividends. The higher the interest rate, the more future earnings are discounted, and the less investors will pay for the stock now.
     Because of a remarkable surge in prices for technology stocks, growth stocks again outperformed value stocks during the past year. Within the S&P 500 Index, growth stocks--characterized by high prices in relation to earnings, book value, and dividends--recorded a 28.5% return, 16 percentage points above the 12.5% return for value stocks. The disparity was even greater in the small-cap segment of the market; growth stocks within the small-cap Russell 2000 Index gained 32.7%, while value stocks posted a -1.4% return.
     Technology stocks within the S&P 500 Index gained 66%. QUALCOMM posted an eye-popping 1,200% return, and a number of computer-related stocks doubled or tripled in price, including Sun Microsystems (+257%), Apple Computer (+206%), Oracle (+197%), Gateway (+172%), Texas Instruments (+152%), and Cisco Systems (+136%).
     Big gains for wireless telecommunications and cable-TV stocks powered the utilities category to an overall gain of nearly 28%. The producer-durables group, which includes some technology-related manufacturers as well as aircraft and equipment makers, gained 27%. Oil exploration and service firms in the "other energy" category posted a 26% return, assisted by a jump in prices for oil and natural gas.
     The year's worst-performing sector was consumer staples (down nearly -12%). This group suffered as severe price competition and a stronger dollar in Europe crimped profits for many food and beverage makers, and the specter of litigation costs caused tobacco stocks to slump. The auto & transportation group declined -2% overall, with airline stocks hurt by rising prices for jet fuel.

U.S. BOND MARKETS

Stock investors may cheer a fast-growing economy, but rapid growth tends to worry bond investors. Early in the fiscal year, inflation seemed dormant--plunging oil prices had taken commodity price indexes to the lowest point in a quarter-century. But as the world economy began hitting on all cylinders, the bond market feared that a minuscule U.S. unemployment rate, rising commodity prices, and capacity constraints would cause inflation to accelerate. Although oil prices were up nearly 150% during the fiscal year, the overall price level, as measured by the Consumer Price Index, increased by a moderate 2.6%.
     The Federal Reserve Board, anticipating price pressures, abandoned its bias toward easier monetary policy, and by mid-year was boosting interest rates to try to throttle back the economic engines. The bond market was ahead of the Fed--interest rates began rising sharply in February. By fiscal year-end, the yield of 30-year U.S. Treasury bonds had risen 1.23 percentage points (123 basis points) to 6.29%. The 10-year Treasury note's yield rose 148 basis points, from 4.71% to 6.19%. The rise in short-term rates was more restrained; 3-month Treasury bill yields were up 82 basis points to 5.30% at fiscal year-end.
     Bond prices fall when interest rates rise, and long-term bond prices are most sensitive to changing rates. Long-term Treasury bond prices fell by more than -13%, resulting in total returns of -8%. The Lehman Aggregate Bond Index, a measure of the overall taxable bond market, which has an intermediate-term structure on average, broke even on the year, as interest income of 6.2% was offset by price declines. The damage to municipal bond prices was not as severe as for Treasuries, and the intermediate-term Lehman 7 Year Municipal Bond Index recorded a price decline of -3.7% and a total return of 0.5%.

INTERNATIONAL STOCK MARKETS

International markets had a strong year, with European stocks gaining 21.9% in local-currency terms and Pacific-region stocks advancing 30.2%. However, currency effects significantly altered the returns to U.S.-based investors. The U.S. dollar rose in value against most European currencies but fell sharply against the Japanese yen. As a result, returns from Europe plunged to 9.8% in dollar terms while returns from the Pacific soared to 51.0%.
     Overall, U.S. investors earned 21.4% in the major developed international markets, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index. The bull markets in most nations stemmed from renewed optimism that economic growth would continue to accelerate. Japan and the rest of Asia, which were hit hardest by currency and economic crises in 1997 and 1998, saw the biggest stock gains.
     Emerging markets, as measured by the Select Emerging Markets Free Index, gained 37.1% in U.S.-dollar terms, as investors regained an appetite for the considerable risks of smaller markets.

REPORT FROM THE ADVISER

Interest  rates rose during the 12 months ended  November  30, 1999,  the fiscal year for Vanguard Florida Insured Long-Term Tax-Exempt Fund. The rise was principally due to investors' fears about the impact of the strong economy and the low unemployment rate on inflation. In the past, these factors have caused inflation to increase, and many investors expect that history will repeat itself at some point. So far, employment costs and consumer price indexes have not risen substantially, but each number is being closely watched for any upsurge. A desire to head off inflation and concerns about the booming stock market led the Federal Reserve Board to increase interest rates three times during the fiscal year, raising the federal funds rate by a total of 0.75 percentage point.
     As you might expect, yields of insured long-term municipal bonds rose along with yields on U.S. Treasury bonds during fiscal 1999. During the first half of the year, long-term insured municipals performed better than Treasury securities; municipal yields increased by less than half as much as those for long-term Treasuries. But the relative performance flip-flopped during the second half, when yields on long-term municipals increased almost 11/2 times as much as those on long Treasuries. Over the full fiscal year, the yield on the benchmark 30-year U.S. Treasury bond rose by 1.23 percentage points (from 5.06% to 6.29%), while the yield of a similar AAA-rated municipal bond rose by nearly 1 percentage point (from 4.89% to 5.87%).
     Two factors account for the first-half outperformance of insured municipal bonds and for their later underperformance. First, as the fiscal year began in December 1998, insured municipal bonds were especially attractive to investors, because the AAA-rated insured municipal's tax-exempt yield of 4.9% was equal to 97% of the yield of a 30-year Treasury. For an investor in the top marginal tax bracket of 39.6%, that 4.9% yield was equivalent to an 8.1% yield on a taxable bond. By May 31, the middle of our fiscal year, the long-term insured municipal's yield was about 89% as high as the 30-year Treasury's yield, making insured municipal bonds somewhat less alluring. The second factor was that in the second half of the fiscal year, corporate bond yields had become quite attractive, providing stiff competition for the bond investor's dollar. During this period the corporate bond market encountered the same type of supply imbalance that the municipal market had seen in fiscal 1998, as corporations rushed bond issues to market to complete their financing before the end of the century. The result was attractively high yields on corporate debt, which enticed some large institutional buyers away from the municipal market. At year-end, yields on long-term insured municipal bonds had risen in relation to those on Treasuries, and 30-year munis offered yields equal to 94% of yields on 30-year Treasuries.


--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY
The fund reflects a belief that a high level of current income exempt from federal income tax and Florida's intangible personal property tax can be achieved by investing primarily in long-term insured bonds issued by state, county, and municipal governments in Florida.
--------------------------------------------------------------------------------

     The municipal market was aided by the fact that the supply of new issues was lower during 1999 than in 1998. Through November, issuance of municipal securities in 1999 amounted to $207 billion, down more than 20% from the same period in 1998. The main reason for the decline was a 53% decrease in the issuance of refunding bonds, whose proceeds are used to pay off older, higher-coupon bonds. Because of the rise in interest rates, refunding issues generally did not make fiscal sense during 1999. As the economy continued to expand, the supply of bonds issued for new projects was unchanged from 1998.

THE FUND'S FISCAL-YEAR PERFORMANCE

Long-term bonds typically are hurt most by rising interest rates. As a result, the Florida Insured Long-Term Tax-Exempt Fund suffered a price decline of -6.5% and posted a total return of -1.9%. Although negative returns are never good news, this result actually was strong in comparison with competitors, whose average return was -3.9%. Our edge over the average peer fund was due to the combination of Vanguard's disciplined approach to risk and our low operating expenses.
     We scrutinize various bond maturities to find the best values for each level of interest rate risk. Our focus on keeping expenses low is always helpful and is critical in delivering above-average tax-exempt income, since expenses are deducted directly from a bond fund's interest income. Our emphasis on keeping the fund invested in high-quality securities benefits our shareholders by reducing credit risk. The overall effect of combining low costs and high quality is to provide to our shareholders both superior yields and low credit risk, the ingredients of excellent risk-adjusted returns.

Ian A. MacKinnon, Managing Director
Christopher M. Ryon, Principal
Pamela Wisehaupt Tynan, Principal
Reid O. Smith, Principal
Vanguard Fixed Income Group

December 13, 1999

PERFORMANCE SUMMARY
FLORIDA INSURED LONG-TERM TAX-EXEMPT FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: SEPTEMBER 1, 1992-NOVEMBER 30, 1999
--------------------------------------------------------------------------------
                         FLORIDA INSURED LONG-TERM
                             TAX-EXEMPT FUND                     LEHMAN*
FISCAL                CAPITAL    INCOME    TOTAL                  TOTAL
YEAR                  RETURN     RETURN    RETURN                RETURN
--------------------------------------------------------------------------------
1992                  1.6%        1.2%      2.8%                  1.8%
1993                  6.9         5.5      12.4                  11.1
1994                -11.0         4.9      -6.1                  -5.2
1995                 13.8         6.3      20.1                  18.9
1996                  1.2%        5.3%      6.5%                  5.9%
1997                  1.3         5.2       6.5                   7.2
1998                  2.9         5.1       8.0                   7.8
1999                 -6.5         4.6      -1.9                  -1.1
--------------------------------------------------------------------------------
*Lehman Municipal Bond Index.
See Financial Highlights table on page 18 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: SEPTEMBER 1, 1992-NOVEMBER 30, 1999
--------------------------------------------------------------------------------
         199211         10284         10196         10179
         199302         11020         10901         10778
         199305         11087         10930         10833
         199308         11489         11382         11257
         199311         11558         11442         11307
         199402         11621         11463         11375
         199405         11403         11063         11100
         199408         11500         11145         11277
         199411         10855         10475         10716
         199502         12057         11514         11593
         199505         12475         12077         12115
         199508         12465         12008         12278
         199511         13031         12592         12742
         199602         13230         12645         12874
         199605         12950         12475         12669
         199608         13241         12614         12921
         199611         13872         13183         13492
         199702         13921         13187         13584
         199705         14066         13405         13718
         199708         14440         13685         14116
         199711         14779         14036         14459
         199802         15158         14394         14825
         199805         15359         14660         15004
         199808         15724         14862         15337
         199811         15966         15077         15581
         199902         16167         15189         15737
         199905         16036         15195         15705
         199908         15687         14611         15414
         199911         15668         14491         15414


                                               AVERAGE ANNUAL TOTAL RETURNS
                                              PERIODS ENDED NOVEMBER 30, 1999
                                             -----------------------------------
                                                         C>
                                                                        SINCE             FINAL VALUE OF A
                                                1 YEAR   5 YEARS      INCEPTION          $10,000 INVESTMENT
-----------------------------------------------------------------------------------------------------------
Florida Insured Long-Term Tax-Exempt Fund       -1.87%    7.62%         6.39%                  $15,668
Average Florida Insured Municipal Fund*         -3.89     6.71          5.25                    14,491
Lehman Municipal Bond Index                     -1.07     7.54          6.15                    15,414
-----------------------------------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1999*
-----------------------------------------------------------------------------------------------------------
                                             INCEPTION                              SINCE INCEPTION
                                                                                ---------------------------
                                               DATE     1 YEAR    5 YEARS    CAPITAL      INCOME      TOTAL
-----------------------------------------------------------------------------------------------------------
Florida Insured Long-Term Tax-Exempt Fund    9/1/1992   -1.97%      6.74%     1.26%        5.26%      6.52%
-----------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

FUND PROFILE
FLORIDA INSURED LONG-TERM TAX-EXEMPT FUND

This Profile provides a snapshot of the fund's characteristics as of November 30, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 11.

FINANCIAL ATTRIBUTES
-----------------------------------------------------------------------
                                   FLORIDA INSURED               LEHMAN
                                         LONG-TERM               INDEX*
-----------------------------------------------------------------------
Number of Issues                               167               52,144
Yield                                         5.1%                   --
Yield to Maturity                             5.3%                   --
Average Coupon                                5.3%                 5.5%
Average Maturity                        12.7 years           13.0 years
Average Quality                                AAA                  AA+
Average Duration                         8.4 years            7.5 years
Expense Ratio                                0.18%                   --
Cash Reserves                                 1.1%                   --
*Lehman Municipal Bond Index.

INVESTMENT FOCUS
------------------------------
[GRID]
AVERAGE MATURITY         LONG
CREDIT QUALITY           HIGH



VOLATILITY MEASURES
-----------------------------------------------------------------------
                                   FLORIDA INSURED               LEHMAN
                                         LONG-TERM               INDEX*
-----------------------------------------------------------------------
R-Squared                                     0.98                 1.00
Beta                                          1.16                 1.00

*Lehman Municipal Bond Index.


DISTRIBUTION BY CREDIT QUALITY
(% OF PORTFOLIO)
--------------------------------------------------
AAA                                          95.1%
AA                                             4.9
A                                              0.0
BBB                                            0.0
BB                                             0.0
B                                              0.0
Total                                       100.0%

DISTRIBUTION BY MATURITY
(% OF PORTFOLIO)
--------------------------------------------------
Under 1 Year                                  4.8%
1-5 Years                                      9.0
5-10 Years                                    22.2
10-20 Years                                   51.8
20-30 Years                                   11.8
Over 30 Years                                  0.4
Total                                       100.0%

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a fund's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY MATURITY. An indicator of interest-rate risk. In general, the higher the concentration of longer-maturity issues, the more a fund's share price will fluctuate in response to changes in interest rates.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors. Investment Focus. This grid indicates the focus of a fund in terms of two attributes: average maturity (short, medium, or long) and average credit quality (high, medium, or low).

NUMBER OF ISSUES. An indicator of diversification. The more separate issues a fund holds, the less susceptible it is to a price decline stemming from the problems of a particular issue.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.

FINANCIAL STATEMENTS
NOVEMBER 30, 1999

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Securities are grouped and subtotaled according to their insured or noninsured status. Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

---------------------------------------------------------------------------------------------------------------
                                                                                                 FACE    MARKET
                                                                        MATURITY               AMOUNT    VALUE*
FLORIDA INSURED LONG-TERM TAX-EXEMPT FUND                    COUPON         DATE                (000)     (000)
---------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (98.9%)
---------------------------------------------------------------------------------------------------------------
ISSUER INSURED (90.8%)
Alachua County FL Health Fac. Auth. (Shands Teaching Hosp.)   6.25%    12/1/2011 (1)           $3,095    $3,340
Alachua County FL Health Fac. Auth. (Shands Teaching Hosp.)   6.25%    12/1/2016 (1)            8,695     9,247
Alachua County FL Health Fac. Auth. VRDO (
     Shands Teaching Hosp.)                                   3.85%    12/8/1999 (1)            3,000     3,000
Boynton Beach FL Util. System Rev.                            6.25%    11/1/2020 (3)            2,085     2,126
Boynton Beach FL Util. System Rev.                            6.25%    11/1/2020 (3)(ETM)         415       441
Brevard County FL Health Fac. (Holmes Medical Center)        5.625%    10/1/2014 (1)            3,000     3,016
Broward County FL Airport System Rev.                        5.125%    10/1/2018 (2)            5,000     4,573
Broward County FL Airport System Rev.                         5.25%    10/1/2012 (1)           14,735    14,464
Broward County FL Solid Waste Rev.                            5.75%     7/1/2013 (1)            4,130     4,205
Canaveral FL Port Auth.                                       6.00%     6/1/2006 (3)            1,000     1,045
Collier County FL COP                                         6.25%    2/15/2013 (4)           12,500    13,579
Coral Springs FL Improvement Dist. Water & Sewer GO           6.00%     6/1/2010 (1)            4,250     4,479
Dade County FL Health Fac. Auth. Rev. (Miami Baptist Hosp.)   5.25%    5/15/2013 (1)            5,500     5,391
Dade County FL School Board COP                               5.60%     8/1/2006 (2)(Prere.)   22,420    23,595
Dade County FL School Board COP                               5.70%     8/1/2006 (2)(Prere.)    4,300     4,550
Dade County FL School Dist. GO                                5.00%    2/15/2017 (1)           19,000    17,357
Dade County FL School Dist. GO                               6.875%     8/1/2002 (1)            5,000     5,312
Dade County FL Seaport GO                                     6.25%    10/1/2001 (2)(Prere.)    2,000     2,089
Dade County FL Seaport GO                                     6.50%    10/1/2001 (2)(Prere.)    4,090     4,290
Dade County FL Solid Waste System Rev.                        6.00%    10/1/2007 (2)            8,700     9,292
Dade County FL Water & Sewer System Rev.                      5.25%    10/1/2011 (3)            4,000     4,018
Dade County FL Water & Sewer System Rev.                      5.25%    10/1/2012 (3)            6,000     5,977
Dade County FL Water & Sewer System Rev.                      6.25%    10/1/2009 (3)            1,500     1,642
Dade County FL Water & Sewer System Rev. VRDO                 3.60%    12/8/1999 (3)            5,480     5,480
Davie FL Water & Sewer Rev.                                  6.375%    10/1/2012 (2)            2,500     2,762
Dunedin FL Util. System. Rev.                                 6.75%    10/1/2008 (3)            1,115     1,251
Dunedin FL Util. System. Rev.                                 6.75%    10/1/2010 (3)            2,465     2,800
Florida Board of Educ. Lottery Rev.                           5.00%     7/1/2016 (3)           16,800    15,430
Florida Board of Educ. Lottery Rev.                           5.00%     7/1/2017 (3)            8,000     7,275
Florida Board of Educ. Rev. (Capital Outlay)                  5.00%     6/1/2015 (3)            9,355     8,723

---------------------------------------------------------------------------------------------------------------
                                                                                                 FACE    MARKET
                                                                        MATURITY               AMOUNT    VALUE*
                                                             COUPON         DATE                (000)     (000)
---------------------------------------------------------------------------------------------------------------
Florida Board of Educ. Rev. (Capital Outlay)                  5.00%     6/1/2017 (3)          $10,380    $9,475
Florida Dept. of General Services Rev.
(Dept. of Environmental Protection Preservation-2000)         5.00%     7/1/2011 (2)            2,000     1,967
Florida Dept. of General Services Rev.
(Dept. of Environmental Protection Preservation-2000)         5.75%     7/1/2013 (2)            2,585     2,636
Florida Gas Util. Rev. (Gas Project)                          5.00%    12/1/2008 (4)            7,500     7,522
Florida Muni. Power Agency                                    6.25%    10/1/2002 (2)(Prere.)    4,500     4,801
Florida Muni. Power Agency (Tri-City Project)                 5.00%    10/1/2010 (2)            4,340     4,283
Florida Muni. Power Agency VRDO (Stanton Project)             3.90%    12/8/1999 (1)            3,405     3,405
Florida Turnpike Auth. Rev.                                   5.00%     7/1/2014 (1)            5,000     4,742
Florida Turnpike Auth. Rev.                                   5.00%     7/1/2015 (1)            7,435     6,945
Florida Turnpike Auth. Rev.                                   5.00%     7/1/2017 (1)            8,165     7,467
Florida Turnpike Auth. Rev.                                   5.00%     7/1/2023 (1)           10,000     8,826
Greater Orlando FL Aviation Auth.                             5.25%    10/1/2012 (3)           18,245    17,910
Greater Orlando FL Aviation Auth.                             6.10%    10/1/2006 (2)            2,500     2,642
Hillsborough County FL IDA (Univ. Community Hosp.)            6.50%    8/15/2019 (1)           17,850    19,459
Hillsborough County FL School Board COP                       5.25%     7/1/2017 (1)           12,000    11,278
Hillsborough County FL School Board COP                      5.625%     7/1/2005 (2)(Prere.)    6,500     6,892
Hillsborough County FL School Board COP                       6.00%     7/1/2025 (1)           19,000    19,326
Indian River County FL Water & Sewer Rev.                     5.25%     9/1/2018 (3)            6,415     6,021
Indian River County FL Water & Sewer Rev.                     6.50%     9/1/2008 (3)            2,540     2,803
Jacksonville FL Entitlement Rev.                              5.50%    10/1/2012 (2)            4,900     4,945
Lakeland FL Electric & Water Rev.                             0.00%    10/1/2010 (1)            8,260     4,671
Lakeland FL Electric & Water Rev.                             0.00%    10/1/2011 (1)            8,420     4,471
Lakeland FL Electric & Water Rev.                             0.00%    10/1/2012 (1)            6,520     3,241
Lakeland FL Electric & Water Rev.                             5.00%    10/1/2028 (1)            6,000     5,211
Lee County FL School Board COP                                6.00%     8/1/2007 (4)            5,820     6,217
Lee County FL School Board COP                                6.00%     8/1/2008 (4)            6,180     6,610
Marion County FL Hosp. Dist.
     (Munroe Regional Medical Center)                         6.20%    10/1/2007 (3)            1,000     1,065
Martin County FL Health Fac. Auth. Hosp. Rev.
(Martin Memorial Medical Center)                              5.00%   11/15/2028 (2)            6,500     5,580
Melbourne FL Water & Sewer Rev.                              6.375%    10/1/2012 (3)            1,000     1,060
Miami Beach FL Health Fac. Auth. (Mt. Sinai Medical Center)  6.125%   11/15/2014 (4)            1,250     1,308
Miami Beach FL Health Fac. Auth. (Mt. Sinai Medical Center)   6.25%   11/15/2008 (4)            2,000     2,125
Miami FL GO                                                   5.90%    12/1/2008 (3)            1,000     1,070
Miami FL GO                                                   6.00%    12/1/2009 (3)            1,380     1,488
Miami-Dade County FL Aviation Rev.                            5.25%    10/1/2007 (3)           10,000    10,089
Miami-Dade County FL Public Fac. Rev. (Jackson Memorial Hosp.)5.25%     6/1/2010 (4)            2,815     2,822
Miami-Dade County FL Public Fac. Rev. (Jackson Memorial Hosp.)5.25%     6/1/2011 (4)            2,950     2,935
Miami-Dade County FL Public Fac. Rev. (Jackson Memorial Hosp.)5.25%     6/1/2012 (4)            3,120     3,075
Miami-Dade County FL Public Fac. Rev. (Jackson Memorial Hosp.)5.25%     6/1/2013 (4)            3,160     3,080
Miami-Dade County FL School Board COP                         5.00%     8/1/2025 (4)            6,000     5,212
Miami-Dade County FL School Board COP                         5.25%     8/1/2008 (2)            8,430     8,576
Miami-Dade County FL School Board COP                         5.25%     8/1/2011 (2)           12,790    12,810
Miramar FL Wastewater Improvement Assessment Refunding        5.00%    10/1/2019 (1)            3,540     3,159
Miramar FL Wastewater Improvement Assessment Refunding        5.00%    10/1/2025 (1)            2,50      2,185
North Broward FL Hosp. Dist. Rev.                             5.25%    1/15/2017 (1)            3,500     3,285
North Broward FL Hosp. Dist. Rev.                            5.375%    1/15/2013 (1)            1,750     1,738
North Broward FL Hosp. Dist. Rev.                             5.75%    1/15/2007 (1)            2,560     2,685
Ocala FL Water & Sewer Rev.                                   5.50%    10/1/2015 (2)            4,550     4,521
Ocala FL Water & Sewer Rev.                                   6.00%    10/1/2005 (2)            2,565     2,685
Ocala FL Water & Sewer Rev.                                   6.00%    10/1/2010 (2)            2,435     2,618
Orange County FL Health Fac. Auth.
     (Adventist for Sunbelt Group)                            5.50%   11/15/2015 (2)            1,250     1,224
Orange County FL Health Fac. Auth.
     (Adventist for Sunbelt Group                             6.25%   11/15/2008 (2)            4,570     4,910
Orange County FL Health Fac. Auth.
     (Adventist for Sunbelt Group)                            6.25%   11/15/2010 (2)            6,015     6,386
Orange County FL Health Fac. Auth.
     (Orlando Regional Health                                 6.25%    10/1/2009 (1)            2,045     2,218
Orange County FL Health Fac. Auth.
     (Orlando Regional Health)                                6.25%    10/1/2009 (1)(ETM)       4,935     5,397
Orange County FL Health Fac. Auth.
     (Orlando Regional Health)                                6.25%    10/1/2010 (1)            2,175     2,364
Orange County FL Health Fac. Auth.
     (Orlando Regional Health)                                6.25%    10/1/2010 (1)(ETM)       5,260     5,754
Orange County FL Health Fac. Auth. (Orlando Regional Health)  6.25%    10/1/2011 (1)            1,145     1,245
Orange County FL Health Fac. Auth. (Orlando Regional Health)  6.25%    10/1/2011 (1)(ETM)       2,765     3,009
Orange County FL Health Fac. Auth. (Orlando Regional Health)  6.25%    10/1/2013 (1)            1,890     2,043
Orange County FL Health Fac. Auth. (Orlando Regional Health)  6.25%    10/1/2013 (1)(ETM)       3,160     3,422

                                       13

---------------------------------------------------------------------------------------------------------------
                                                                                                 FACE    MARKET
                                                                        MATURITY               AMOUNT    VALUE*
FLORIDA INSURED LONG-TERM TAX-EXEMPT FUND                    COUPON         DATE                (000)     (000)
---------------------------------------------------------------------------------------------------------------
Orange County FL Health Fac. Auth. (Orlando Regional Health)  6.25%    10/1/2016 (1)         $  1,610   $ 1,723
Orange County FL Health Fac. Auth. (Orlando Regional Health   6.25%    10/1/2016 (1)(ETM)       3,890     4,172
Orange County FL Health Fac. Auth. (Orlando Regional Health)  6.25%    10/1/2018 (1)            4,770     5,070
Orange County FL Health Fac. Auth. (Orlando Regional Health)  6.25%    10/1/2021 (1)            6,500     6,892
Orange County FL Sales Tax Rev.                              5.125%     1/1/2028 (3)            8,000     7,094
Orange County FL School Dist. COP                            5.375%     8/1/2017 (1)            7,590     7,284
Orange County FL School Dist. COP                            5.375%     8/1/2022 (1)            6,880     6,423
Orange County FL School Dist. COP                             6.00%     8/1/2011 (1)            6,000     6,437
Orange County FL Solid Waste Rev.                            6.375%    10/1/2017 (3)            3,500     3,658
Orange County FL Tourist Dev. Rev.                            5.90%    10/1/2010 (1)            1,250     1,335
Orange County FL Tourist Dev. Rev.                            6.50%    10/1/2002 (2)(Prere.)    4,000     4,291
Orlando & Orange County FL Expressway Auth. Rev.             5.375%     7/1/2011 (2)            5,000     5,044
Orlando & Orange County FL Expressway Auth. Rev.              6.50%     7/1/2010 (3)            2,000     2,234
Osceola County FL Gas Tax Rev.                                5.90%     4/1/2008 (3)            1,805     1,884
Palm Beach County FL Criminal Justice Fac. Rev.              5.375%     6/1/2008 (3)            2,375     2,446
Palm Beach County FL Criminal Justice Fac. Rev.               7.20%     6/1/2015 (3)            3,000     3,510
Palm Beach County FL Solid Waste Auth. Rev.                   6.00%    10/1/2007 (2)           10,000    10,695
Pinellas County FL Health Fac. Auth. (Morton Plant Hosp.)     5.25%   11/15/2012 (1)            2,705     2,680
Pinellas County FL Sewer Rev.                                 5.00%    10/1/2024 (3)            9,500     8,336
Sarasota County FL Util. System Rev.                          5.75%    10/1/2012 (3)            4,325     4,412
Sarasota County FL Util. System Rev.                          7.00%    10/1/2009 (3)            6,260     7,165
Seacoast FL Util. Auth. Water & Sewer Rev.                    5.50%     3/1/2010 (3)            2,500     2,529
Seacoast FL Util. Auth. Water & Sewer Rev.                    5.50%     3/1/2013 (3)            4,000     4,011
Seacoast FL Util. Auth. Water & Sewer Rev.                    5.50%     3/1/2017 (3)            2,400     2,366
Seacoast FL Util. Auth. Water & Sewer Rev.                    5.50%     3/1/2019 (3)            1,595     1,552
Seminole County FL School Board COP                          6.125%     7/1/2004 (1)(Prere.)    3,500     3,774
Seminole County FL School Board COP                           6.50%     7/1/2004 (1)(Prere.)    2,750     2,986
Seminole County FL Water & Sewer Rev.                         6.00%    10/1/2009 (1)            1,800     1,935
Seminole County FL Water & Sewer Rev.                         6.00%    10/1/2012 (1)            5,000     5,351
Seminole County FL Water & Sewer Rev.                         6.00%    10/1/2019 (1)            2,350     2,442
Seminole County FL Water & Sewer Rev.                         6.00%    10/1/2019 (1)(ETM)       5,150     5,307
South Miami FL Health Fac. Auth. Hosp. Rev.
(Baptist Health Systems Obligations Group)                    5.00%   11/15/2028 (1)           10,000     8,585
St. Lucie County FL Util. System Rev.                         5.50%    10/1/2015 (3)(ETM)       5,000     4,984
St. Lucie County FL Util. System Rev.                         6.00%    10/1/2020 (3)(ETM)       3,165     3,214
St. Lucie County FL Util. System Rev.                         6.50%    10/1/2008 (1)(ETM)       4,910     5,345
Sunrise FL Util. System Rev.                                  5.20%    10/1/2022 (2)           17,805    16,272
Sunrise FL Util. System Rev.                                  5.75%    10/1/2006 (2)(Prere.)    2,000     2,119
Tallahassee FL Energy System Rev.                             5.00%    10/1/2028 (4)            6,000     5,211
Tallahassee FL Energy System Rev.                             5.25%    10/1/2013 (4)            4,730     4,688
Tallahassee FL Energy System Rev.                             5.25%    10/1/2014 (4)            3,980     3,895
Tallahassee FL Energy System Rev.                             5.25%    10/1/2015 (4)            5,240     5,065
Tamarac FL Water & Sewer Util. Rev.                           5.90%    10/1/2011 (3)            3,980     4,253
Tampa Bay FL Water Util. System Rev.                          0.00%    10/1/2004 (3)           11,905     9,465
Tampa Bay FL Water Util. System Rev.                          0.00%    10/1/2005 (3)           10,000     7,539
Tampa Bay FL Water Util. System Rev.                          0.00%    10/1/2006 (3)           11,040     7,877
Tampa Bay FL Water Util. System Rev.                          0.00%    10/1/2007 (3)            3,105     2,093
Tampa Bay FL Water Util. System Rev.                          5.50%    10/1/2017 (3)            5,000     4,900
Tampa Bay FL Water Util. System Rev.                          6.00%    10/1/2024 (3)           15,250    15,533
Tampa FL Health System Rev.
(Allegany Health System-St. Mary's Hosp.)                     5.00%    12/1/2012 (1)(ETM)       7,380     7,181
Tampa FL Health System Rev. (Catholic Healthcare East)        5.25%   11/15/2011 (1)            4,575     4,575
Tampa FL Health System Rev. (Catholic Healthcare East)        5.25%   11/15/2012 (1)            3,385     3,354
Tampa FL Health System Rev. (Catholic Healthcare East)        5.25%   11/15/2013 (1)            4,365     4,276
Tampa FL Health System Rev. (Catholic Healthcare East)        5.50%   11/15/2004 (1)            1,000     1,038
Tampa FL Health System Rev. (Catholic Healthcare East)        5.50%   11/15/2012 (2)            6,000     6,089
Tampa FL Health System Rev. (Catholic Healthcare East)        5.50%   11/15/2013 (2)            2,800     2,824
Tampa FL Health System Rev. (Catholic Healthcare East)        5.50%   11/15/2014 (2)            1,000       999
Tampa FL Hillsborough County Expressway Auth. Rev.            6.00%     7/1/2004 (2)            4,980     5,274
Tampa FL Hillsborough County Expressway Auth. Rev.            6.50%     7/1/2002 (2)            4,130     4,346
Tampa FL Water & Sewer Rev.                                   6.25%    10/1/2012 (3)            5,805     6,093

                                       14

---------------------------------------------------------------------------------------------------------------
                                                                                                 FACE    MARKET
                                                                        MATURITY               AMOUNT    VALUE*
                                                             COUPON         DATE                (000)     (000)
---------------------------------------------------------------------------------------------------------------
Titusville FL Water & Sewer Rev.                              6.00%    10/1/2004 (1)(Prere.)    2,500     2,690
West Palm Beach FL Public Service Tax Rev.                   6.125%     3/1/2002 (1)(Prere.     1,560     1,632
                                                                                                     ----------
                                                                                                        794,105
                                                                                                     ----------
NONINSURED (8.1%)
Collier County FL Health Fac. Auth. Hosp. Rev. VRDO
(Cleveland Clinic Obligated Group)                            3.70%    12/2/1999                5,500     5,500
Florida Board of Educ. Rev.                                   5.00%     6/1/2012                6,000     5,821
Florida Board of Educ. Rev.                                   6.75%     6/1/2001 (Prere.)       2,000     2,092
Florida Housing Finance Agency                                6.25%     7/1/2011                1,415     1,444
Florida Housing Finance Agency                                6.35%     7/1/2014                1,795     1,831
Gainesville FL Util. System Rev.                              6.50%    10/1/2012                1,500     1,679
Hillsborough County FL IDA PCR VRDO
     (Tampa Electric Co. Project)                             3.80%    12/2/1999                2,550     2,550
Jacksonville FL Electric Auth. Rev.                           5.00%    10/1/2023               14,940    13,074
Jacksonville FL Electric Auth. Rev.                           5.10%    10/1/2032                4,445     3,841
Jacksonville FL PCR VRDO (Florida Power & Light Co. Project)  3.80%    12/2/1999                2,100     2,100
Lakeland FL Electric & Water Rev.                             6.05%    10/1/2014                2,000     2,123
Lakeland FL Electric & Water Rev.                             6.55%    10/1/2009                4,000     4,454
Orlando FL Util. Comm. Rev.                                   6.75%    10/1/2017               11,700    13,084
St. Lucie County FL PCR VRDO (Florida Power & Light Co.)      3.80%    12/2/1999                8,835     8,835
Tallahassee FL Consolidated Util. System Rev.                 6.20%    10/1/2019                2,000     2,044
                                                                                                     ----------
                                                                                                         70,472
                                                                                                     ----------

-----------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
  (Cost $879,168)                                                                             864,577
-----------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.1%)
-----------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                           12,665
Liabilities                                                                                   (2,632)
                                                                                  -------------------
                                                                                               10,033
-----------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------------------------------------
Applicable to 81,736,285 outstanding $.001 par value shares of beneficial interest
(unlimited authorization)                                                                    $874,610
=====================================================================================================
NET ASSET VALUE PER SHARE                                                                      $10.70
=====================================================================================================
*See Note A in Notes to Financial Statements.
For key to abbreviations and other references, see below.



-----------------------------------------------------------------------------------------------------
AT NOVEMBER 30, 1999, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------------------------------
                                                                          AMOUNT                  PER
                                                                           (000)                SHARE
-----------------------------------------------------------------------------------------------------
Paid in Capital                                                         $891,994               $10.91
Undistributed Net Investment Income                                           --                   --
Overdistributed Net Realized Gains--Note E                                (2,793)                (.03)
Unrealized Depreciation--Note F                                          (14,591)                (.18)

-----------------------------------------------------------------------------------------------------
NET ASSETS                                                              $874,610               $10.70
=====================================================================================================

KEY TO ABBREVIATIONS

COP--Certificate of Participation.
GO--General Obligation.
IDA--Industrial Development Authority Bond.
PCR--Pollution Control Revenue.
VRDO--Variable Rate Demand Obligation.
(ETM)--Escrowed to Maturity.
(Prere.)--Prerefunded.

Scheduled principal and interest payments are
guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
The insurance does not guarantee the market value
of the municipal bonds.

STATEMENT OF OPERATIONS
This Statement shows interest earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a fund invested in futures contracts during the period, the results of these investments are shown separately.

--------------------------------------------------------------------------------
                                       FLORIDA INSURED LONG-TERM TAX-EXEMPT FUND
                                                    YEAR ENDED NOVEMBER 30, 1999
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Interest                                                             $ 44,794
                                                                        --------
      Total Income                                                        44,794
                                                                        --------
EXPENSES
   The Vanguard Group--Note B
      Investment Advisory Services                                           111
      Management and Administrative                                        1,271
      Marketing and Distribution                                             159
   Custodian Fees                                                              9
   Auditing Fees                                                               8
   Shareholders' Reports                                                       9
   Trustees' Fees and Expenses                                                 1
                                                                        --------
      Total Expenses                                                       1,568
      Expenses Paid Indirectly--Note C                                       (9)
                                                                        --------
      Net Expenses                                                         1,559
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                     43,235
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
   Investment Securities Sold                                            (1,604)
   Futures Contracts                                                       3,424
--------------------------------------------------------------------------------
REALIZED NET GAIN                                                          1,820
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
   Investment Securities                                                (63,175)
   Futures Contracts                                                         648
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                        (62,527)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                   $(17,472)
================================================================================

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

----------------------------------------------------------------------------------------------------------
                                                                                FLORIDA INSURED LONG-TERM
                                                                                      TAX-EXEMPT FUND
                                                                                YEAR ENDED NOVEMBER 30,
                                                                                --------------------------
                                                                                    1999              1998
                                                                                   (000)             (000)
----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net Investment Income                                                       $  43,235         $  34,425
   Realized Net Gain                                                               1,820             8,021
   Change in Unrealized Appreciation (Depreciation)                              (62,527)           11,900
                                                                                --------------------------
      Net Increase (Decrease) in Net Assets Resulting from Operations            (17,472)           54,346
DISTRIBUTIONS
   Net Investment Income                                                         (43,235)          (34,425)
   Realized Capital Gain                                                          (6,916)               --
                                                                                --------------------------
      Total Distributions                                                        (50,151)          (34,425)
                                                                                --------------------------
CAPITAL SHARE TRANSACTIONS1
   Issued                                                                        362,954           351,784
   Issued in Lieu of Cash Distributions                                           33,301            22,335
   Redeemed                                                                     (271,538)         (193,595)
                                                                                --------------------------
      Net Increase from Capital Share Transactions                               124,717           180,524
----------------------------------------------------------------------------------------------------------
   Total Increase                                                                 57,094           200,445
----------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year                                                             817,516           617,071
                                                                                --------------------------
   End of Year                                                                  $874,610          $817,516
==========================================================================================================
1Shares Issued (Redeemed)
   Issued                                                                         32,294            30,858
   Issued in Lieu of Cash Distributions                                            2,985             1,958
   Redeemed                                                                      (24,377)          (17,015)
                                                                                --------------------------
         Net Increase in Shares Outstanding                                       10,902            15,801
==========================================================================================================

FINANCIAL HIGHLIGHTS
This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

-------------------------------------------------------------------------------------------------------------------
                                                                        FLORIDA INSURED LONG-TERM TAX-EXEMPT FUND
                                                                                  YEAR ENDED NOVEMBER 30,
-------------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                          1999     1998      1997     1996         1995
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                  $11.54   $11.21    $11.07   $10.94      $  9.61
-------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                              .543     .551      .561     .550         .560
   Net Realized and Unrealized Gain (Loss) on Investments            (.749)    .330      .140     .130        1.330
-------------------------------------------------------------------------------------------------------------------
      Total from Investment Operations                               (.206)    .881      .701     .680        1.890
DISTRIBUTIONS
   Dividends from Net Investment Income                              (.543)   (.551)    (.561)   (.550)       (.560)
   Distributions from Realized Capital Gains                         (.091)   --         --        --            --
-------------------------------------------------------------------------------------------------------------------
      Total Distributions                                            (.634)   (.551)    (.561)   (.550)       (.560)
===================================================================================================================
NET ASSET VALUE, END OF YEAR                                        $10.70   $11.54    $11.21   $11.07       $10.94
===================================================================================================================
TOTAL RETURN                                                         -1.87%    8.03%     6.54%    6.45%       20.05%
===================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Year (Millions)                                 $875     $818      $617     $515         $423
   Ratio of Total Expenses to Average Net Assets                      0.18%    0.20%     0.19%    0.19%        0.21%
   Ratio of Net Investment Income to Average Net Assets               4.88%    4.83%     5.10%    5.09%        5.33%
   Portfolio Turnover Rate                                             18%       21%       13%      19%          20%
===================================================================================================================

NOTES TO FINANCIAL STATEMENTS
Vanguard  Florida  Insured  Long-Term  Tax-Exempt  Fund is registered  under the
Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of Florida.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.
     1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.
     2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.
     3. Futures Contracts: The fund may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.
     Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).
     4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.
     5. Other: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and original issue discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of Trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 1999, the fund had contributed capital of $178,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.2% of Vanguard's capitalization. The fund's Trustees and officers are also Directors and officers of Vanguard.

C. The fund's custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended November 30, 1999, custodian fee offset arrangements reduced expenses by $9,000.

D. During the year ended November 30, 1999, the fund purchased $262,744,000 of investment securities and sold $154,187,000 of investment securities, other than temporary cash investments.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. The fund had realized losses totaling $2,620,000 through November 30, 1999, which are deferred for tax purposes and increase the amount of net unrealized depreciation on investment securities for tax purposes (see Note F). At November 30, 1999, the fund had available capital losses of $173,000 to offset future net capital gains through November 30, 2007.

F. At November 30, 1999, net unrealized depreciation of investment securities for federal income tax purposes was $17,211,000, consisting of unrealized gains of $9,971,000 on securities that had risen in value since their purchase and $27,182,000 in unrealized losses on securities that had fallen in value since their purchase. (See Note E).

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of
Vanguard Florida Insured Long-Term Tax-Exempt Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Florida Insured Long-Term Tax-Exempt Fund (the "Fund") at November 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

January 6, 2000

================================================================================
SPECIAL 1999 TAX INFORMATION (UNAUDITED) FOR
VANGUARD FLORIDA INSURED LONG-TERM TAX-EXEMPT FUND
This information for the fiscal year ended November 30, 1999, is included pursuant to provisions of the Internal Revenue Code.
     The fund distributed $6,906,000 as capital gain dividends (from net long-term capital gains) to shareholders in December 1998, all of which is designated as a 20% rate gain distribution.
     The fund designates 100% of its income dividends as exempt-interest dividends.
================================================================================

THE VANGUARD FAMILY OF FUNDS
STOCK FUNDS
--------------------------------------------------
500 Index Fund
Aggressive Growth Fund
Capital Opportunity Fund
Convertible Securities Fund
Emerging  Markets Stock Index Fund
Energy Fund Equity Income Fund
European Stock Index Fund
Explorer Fund
Extended Market Index Fund*
Global Equity Fund
Gold and Precious  Metals Fund
Growth and Income Fund
Growth Index Fund*
Health Care Fund
Institutional  Index Fund*
International  Growth Fund
International  Value Fund
Mid-Cap  Index Fund*
Morgan  Growth Fund
Pacific  Stock Index Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund*
Small-Cap Index Fund*
Small-Cap  Value  Index  Fund*
Tax-Managed  Capital  Appreciation  Fund*
Tax-Managed Growth and Income Fund*
Tax-Managed  International Fund*
Tax-Managed Small-Cap  Fund*
Total  International  Stock Index Fund
Total Stock Market Index Fund*
U.S.  Growth Fund
Utilities  Income Fund
Value Index Fund*
Windsor  Fund
Windsor II Fund

BALANCED FUNDS
--------------------------------------------------
Asset Allocation Fund
Balanced Index Fund
Global Asset Allocation Fund
LifeStrategy Conservative Growth Fund
LifeStrategy Growth Fund
LifeStrategy Income Fund
LifeStrategy Moderate Growth Fund
STAR Fund
Tax-Managed Balanced Fund
Wellesley Income Fund
Wellington Fund

BOND FUNDS
--------------------------------------------------
Admiral Intermediate-Term
Treasury Fund A
dmiral Long-Term Treasury Fund
Admiral Short-Term  Treasury  Fund
GNMA  Fund
High-Yield   Corporate  Fund
High-Yield Tax-Exempt Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term  Bond Index Fund
Intermediate-Term   Corporate  Fund
Intermediate-Term   Tax-Exempt  Fund
Intermediate-Term  Treasury Fund
Limited-Term  Tax-Exempt  Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Preferred Stock Fund
Short-Term Bond Index Fund
Short-Term  Corporate Fund*
Short-Term  Federal Fund
Short-Term  Tax-Exempt  Fund
Short-Term  Treasury Fund
State Tax-Exempt Bond Funds
(California, Florida, Massachusetts, New Jersey,
New York, Ohio, Pennsylvania)
Total Bond Market Index Fund*

MONEY MARKET FUNDS
--------------------------------------------------
Admiral Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund*
State Tax-Exempt Money Market Funds
(California, New Jersey,
New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY PLAN
--------------------------------------------------
Balanced  Portfolio
Diversified  Value Portfolio
Equity Income Portfolio
Equity Index  Portfolio
Growth  Portfolio
High-Grade  Bond  Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT  Index  Portfolio
Short-Term  Corporate  Portfolio
Small  Company  Growth Portfolio

*Offers Institutional Shares.

For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE WHO GOVERN YOUR FUND
The Trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund Trustees also serve on the Board of Directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.
     The majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.
     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new Trustees/Directors; and electing Vanguard officers.
     The list below provides a brief description of each Trustee's professional affiliations. Noted in parentheses is the year in which the Trustee joined the Vanguard Board.

TRUSTEES
JOHN C. BOGLE (1967) Founder, Senior Chairman of the Board, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Select Sector SPDR Trust.

ALFRED M. RANKIN, Jr. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JOHN C. SAWHILL (1991) President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, Jr. (1971) Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS
RAYMOND J. KLAPINSKY  Secretary; Managing
Director and Secretary of The Vanguard Group,
Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS Treasurer; Principal of The
Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

VANGUARD MANAGING DIRECTORS
R. GREGORY BARTON  Legal Department.
ROBERT A. DISTEFANO  Information Technology.
JAMES H. GATELY Individual Investor Group.
KATHLEEN C. GUBANICH  Human Resources.
IAN A. MACKINNON  Fixed Income Group.
F. WILLIAM MCNABB, III  Institutional Investor Group.
MICHAEL S. MILLER  Planning and Development.
RALPH K. PACKARD  Chief Financial Officer.
GEORGE U. SAUTER  Core Management Group.

ABOUT OUR COVER
Our cover art, depicting HMS Vanguard at sea, is a reproduction of Leading the Way, a 1984 work created and copyrighted by noted naval artist Tom Freeman, of Forest Hill, Maryland.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.

Frank Russell Company is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

[SHIP]
[THE VANGUARD GROUP LOG]
Post Office Box 2600
Valley Forge, Pennsylvania 19482-2600


WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the funds'
shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.


Q180-01/25/2000
(C) 2000 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.